EXHIBIT 99.2

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List #     Facility             State   Investing Partner                                        Owning Partner
------     --------             -----   -----------------                                        --------------
     1     Chattanooga I        TN      Edgemere Associates, L.P.                                Mountain Creek Associates
     2     Chattanooga II       TN      Dover Associates, L.P.                                   Cambridge Hall
     3     Lake Worth           FL      Palm Villas Associates, L.P.                             Worthington Associates
     4     Lakeland             FL      Sommerville Associates, l.P.                             Palm View
     5     Longview             TX      Sheffield Associates, L.P.                               Grand Court-Longview
     6     Memphis              TN      Magnolia Hills Associates, L.P.                          Knight Associates
     7     Pompano Beach        FL      Palm Gardens Associates, L.P.
     8     N/A                  N/A     N/A                                                      N/A
     9     Sacramento           CA      Regal Associates, L.P.                                   Grand Court-Sacramento
    10     San Antonio II       TX      Bayswater Associates, l.P.                               Liberty Place-Walden Oaks
    11     South Miami          FL      Glades Associates, L.P.                                  Grand Court-South Miami
    12     N/A                          N/A                                                      N/A
    13     Weatherford          TX      Stratford Associates, L.P.                               Lake Associates
    14     Winter Haven         FL      Fox Manor Associates, L.P.                               Grand Court-Winterhaven

     1     Adrian               MI      Knightsbridge Associates, L.P.                           Grand Court-Adrian
     2     Albuquerque          NM      Manchester Manor, L.P.                                   Grand Court-Albuquerque
     3     Belleville           IL      Essex Associates, Inc.                                   Belleville
     4     Bristol              VA      Bayswater Associates, L.P.                               Liberty Place-Bristol House
     5     Bryan                TX      Warwick Associates, L.P.                                 Grand Court-Bryan Station
     6     Carrollton           GA      Wellington Manor Associates. L.P.                        Grand Court-Carrollton
     7     Columbus             OH      Brookstone Associates, L.P.                              Woodstead Associates
     8     N/A                  N/A     N/A                                                      N/A
     9     Dayton               OH      Concorde Associates, l.P.                                Brookstead Associates
    10     Denver               CO      Cumberland Associates, L.P.                              Grand Court-Denver
    11     Farmington Hills     MI      Windsor Associates, L.P.                                 Devon Associates
    12     Findlay              OH      Millbrook Hills Associates, L.P.                         Finlay Associates
    13     Fort Myers           FL      Waterford Shores I & II                                  Twin Lakes
    14     Fort Worth           TX      Nottingham Manor Associates, L.P.                        Grand Court-Fort Worth
    15     Garland              TX      Hampton Associates, L.P.                                 Grand Court-Garland
    16     Kansas City I        MO      Cloverleaf Associates, L.P. I, II, III Cloverset Vly     Cloverset Place, Ltd.
    17     Kansas City II       MO      Green Hills Associates, L.P.                             Victory Hills
    18     Las Vegas I          NV      Sierra Vista Associates, L.P.                            Flamingo
    19     Las Vegas II         NV      Sandhurst Manor, L.P.                                    Grand Court-Las Vegas II
    20     Lubbock              TX      Lubbock Village Associates, L.P.                         Cambridge Retirement
    21     Mesa                 AZ      Wembley Associates, L.P.                                 Grand Court-Mesa
    22     Morristown           TN      Sinclair Associates, L.P.                                Grand Court-Morristown
    23     North Miami          FL      Harrow Associates, L.P.                                  Florida Club
    24     Novi                 MI      Western Oaks Associates, L.P.                            West Oak (Novi)
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
    25     Overland Park I      KS      Victoria Manor Associates, L.P.                          Grand Court-Overland Park
    26     Pensacola            FL      Tudor Associates, L.P.                                   Pensacola Village Associates
    27     Phoenix              AZ      Paradise Valley Associates, L.P.                         Paradise Retirement Center LP
    28     N/A                          N/A                                                      N/A
    29     San Antonio I        TX      Salisbury Associates. L.P.                               New Forest Realty
    30     Seward               NE      Winchester Manor Associates, L.P.                        Grand Court-Seward

List #     Facility             State   Investing Partner                                        Owning Partner
------     --------             -----   -----------------                                        --------------
    31     Springfield          OH      Millbrook Hills Associates, L.P.                         Springfield Associates, LP
    32     Tampa                FL      Henley Associates, L.P.                                  Grand Court-Bayshore
    33     Tavares              FL      Brighton Manor Associates, L.P.                          Tavares Center Associates
    34     N/A                  N/A     N/A                                                      N/A
    35     Westland             MI      Churchill Manor Associates, L.P.                         Grand Court-Westland
    36     Overland Park II     KS      Midland Manor Associates, L.P.                           Grand Court Kansas
    37     South Shore          TX      Seaford Manor Associates, L.P.                           Grand Court-South Shore
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